U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2015

PRIME GLOBAL CAPITAL GROUP INCORPORATED

(Exact name of small business issuer as specified in its charter)

Nevada	333-158713	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

E-5-2, Megan Avenue 1, Block E

189, Jalan Tun Razak

50400 Kuala Lumpur, Malaysia

(Address of principal executive offices)

+603 2162 0773

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant

On June 9, 2015, the audit committee of the Board of Directors of Prime Global Capital Group Incorporated, a Nevada corporation (“we” or “us”), approved the dismissal of B F Borgers CPA PC (“Borgers PC”) as our independent accountant. Borgers PC audited our consolidated financial statements for the fiscal years ended October 31, 2014 and 2013, and reviewed our consolidated financial statements for the related interim periods. Concurrently therewith, we retained the firm of Crowe Horwath (HK) CPA Limited (“Crowe Horwath”), to audit our consolidated financial statements for our fiscal year ending October 31, 2015.

In connection with the audits of our consolidated financial statements as of and for the fiscal years ended October 31, 2014 and 2013, there were no disagreements with Borgers PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Borgers PC, would have caused them to make reference in connection with its reports to the subject matter of the disagreements. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended October 31, 2014 and 2013, or during any subsequent interim period.

The audit reports of Borgers PC on our consolidated financial statements as of and for the years ended October 31, 2014 and 2013, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that each of the audit report for the years ended October 31, 2014 and 2013, contained an emphasis of matter paragraph regarding the Company’s ability to continue as a going concern.

We have requested that Borgers PC furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

During the fiscal years ended October 31, 2014 and 2013, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Crowe Horwath regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Crowe Horwath did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with Borgers PC on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Borgers PC, would have caused Borgers PC to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Letter from BF Borgers CPA PC dated June 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
(Registrant)

Dated: June 10, 2015	By:	/s/ Liong Tat Teh
Liong Tat Teh Chief Financial Officer